                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                            1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                    MICROFLUIDICS INTERNATIONAL CORPORATION
   ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter

                    MICROFLUIDICS INTERNATIONAL CORPORATION
   ----------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

      _________________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:

      _________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      _________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:

      _________________________________________________________________________

  (5) Total fee paid:

      _________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
      _________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:

      _________________________________________________________________________

  (3) Filing Party:

      _________________________________________________________________________

  (4) Date Filed:

      _________________________________________________________________________

                    MICROFLUIDICS INTERNATIONAL CORPORATION

                                30 OSSIPEE ROAD
                          NEWTON, MASSACHUSETTS 02164

                               ----------------

                     NOTICE OF SPECIAL MEETING IN LIEU OF
                        ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

To our Shareholders:

  The Special Meeting in Lieu of Annual Meeting of Shareholders of Mircrofluidics International Corporation, a Delaware corporation (the "Company" or "MFIC"), will be held on Tuesday, June 11, 1996, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts 02164, for the following purposes:

    1. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

    The nominees the Board of Directors proposes to present for election are:
  Irwin J. Gruverman, Robert L. Bogomolny, Marshall S. Sterman, Michael K. Hooker and James N. Little.

    2. To amend the 1989 Non-Employee Director Stock Option Plan (the "1989 Plan"), as described in the Proxy Statement dated May 1, 1996 accompanying this Notice of Special Meeting.

    3. To ratify the selection of the firm of Coopers & Lybrand L.L.P. as auditors for the Company for the fiscal year ending December 31, 1996.

    4. To transact such other business as may properly come before the meeting and any adjournments thereof.

  Only shareholders of record on the transfer books of the Company at the close of business on April 16, 1996 are entitled to notice of, and to vote at, the meeting.

  Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

  All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors

                                          Irwin J. Gruverman
                                          Chairman of the Board of Directors,
                                          Chief Executive Officer and
                                          Secretary

Newton, Massachusetts
May 1, 1996

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                  OF MICROFLUIDICS INTERNATIONAL CORPORATION
                                 JUNE 11, 1996

  Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Microfluidics International Corporation, a Delaware corporation (the "Company" or "MFIC"), for use at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held on Tuesday, June 11, 1996, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts, and at any adjournment thereof (the "Meeting").

  Only shareholders of record as of the close of business on April 16, 1996 will be entitled to notice of and to vote at the Meeting. As of that date, 5,075,450 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding and entitled to vote at the Meeting. The shares of Common Stock are the only outstanding voting securities of the Company. Shareholders are entitled to cast one vote for each share held of record.

  The persons named as attorneys in the proxies are directors and/or officers of the Company. All properly executed proxies returned in time to be counted at the meeting will be voted as stated below under "Voting Procedures." Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

  Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person. A proxy may be revoked at any time before it is voted at the Meeting by notifying the Secretary of the Company in writing at the address set forth above, by submitting a properly executed proxy bearing a later date, or by revoking the proxy at the Meeting. Attendance at the Meeting will not by itself constitute the revocation of a proxy.

  In addition to the election of directors, the shareholders will consider and vote upon proposals to (i) amend the 1989 Non-Employee Director Stock Option Plan (the "1989 Plan") to increase the authorized amount of shares of Common Stock issuable under the 1989 Plan by 260,000 shares to 500,000 shares and to grant additional options pursuant to the 1989 Plan, and (ii) to ratify the selection of auditors as further described in this proxy statement. Where a choice has been specified on the proxy with respect to these matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR all of these matters if no specification is indicated.

  The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

  An Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 1995, is being mailed together with this proxy statement to all shareholders entitled to vote. This proxy statement and the form of proxy enclosed with this proxy statement were first mailed to shareholders on or about May 1, 1996.

PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth as of April 16, 1996, the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the class represented thereby.

                                                            AMOUNT AND
                                                            NATURE OF
                                                            BENEFICIAL  PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP(1) OF CLASS
           ------------------------------------            ------------ --------
Irwin J. Gruverman(2).....................................   770,555      15.2%
 30 Ossipee Road
 Newton, Massachusetts 02164
G.D. Searle & Co..........................................   600,000      11.8%
 Box 5110
 Chicago, Illinois 60680
Funds affiliated with FMR Corp.(3)........................   374,500       7.4%
 82 Devonshire Street
 Boston, Massachusetts 02109

- --------
(1) Information with respect to beneficial ownership is based upon information furnished by such shareholder.
(2) Includes 472,805 shares held jointly by Mr. Gruverman and his wife. Includes 113,750 shares subject to options granted to Mr. Gruverman exercisable at April 16, 1996, or within 60 days thereafter.
(3) Includes 291,400 shares held by Fidelity Management & Research Company ("Fidelity Research") and 83,100 shares held by Fidelity Management Trust Company ("Fidelity Trust"). Fidelity Research and Fidelity Trust are both wholly-owned subsidiaries of FMR Corp., Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson, a Director of FMR Corp., own 12.0% and 24.5%, respectively, of the outstanding voting common stock of FMR Corp. Various Johnson family members and trusts for their benefit are the predominant owners of the FMR Corp. voting common stock. These Johnson family members, through the ownership of voting common stock and the execution of a shareholders' voting agreement, may be deemed to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by Fidelity Research, which power resides with Fidelity Research's Board of Trustees. Fidelity Research carries out the voting of the shares under written guidelines established by Fidelity Research's Board of Trustees. Mr. Johnson and FMR Corp., through their control of Fidelity Trust, have sole voting and dispositive power over the shares owned by Fidelity Trust. Fidelity Research has advised the Company that, as of the date of this Proxy Statement, it holds 208,400 shares.

                             ELECTION OF DIRECTORS

  The directors of the Company are elected annually and hold office for the ensuing year and until their successors have been elected and qualified. The Company's by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is five. This number may be changed by resolution of the Board of Directors.

  Shares represented by all proxies received by the Board of Directors and not marked as withholding authority to vote for any individual director or for all directors will be voted FOR the election of all the nominees named below, unless one or more nominees is unable or unwilling to serve. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve as a director, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number. A plurality of the votes cast by the shareholders present or represented by proxy and entitled to vote at the meeting is required for the election of directors. See "Voting Procedures."

COMPENSATION OF DIRECTORS

  Directors, with the exception of Mr. Gruverman, are reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors. Mr. Bogomolny holds options to purchase 42,500 shares of the Company's Common Stock at an average per share exercise price of $4.08. Mr. Sterman holds options to purchase 40,000 shares of the Company's Common Stock at an average per share exercise price of $4.10 Mr. Hooker holds options to purchase 45,000 shares of the Company's Common Stock at an average per share exercise price of $4.06. Mr. Little holds options to purchase 25,000 shares at a per share exercise price of $1.63 per share. Messrs. Bogomolny, Sterman, Hooker and Little were granted the foregoing options pursuant to the 1989 Plan, which automatically grants to each non-employee director of the Company who holds office at the beginning of each fiscal year an option to purchase 7,500 shares of the Company's Common Stock. Upon any non-employee director's first appointment to the Board of Directors, that director receives an automatic grant of an option to purchase 25,000 shares of the Company's Common Stock.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

  The Board of Directors of the Company held four (4) meetings and acted by unanimous written consent on two (2) occasions during the fiscal year ended December 31, 1995. The Board of Directors of the Company has no standing nominating committee. Currently, the Compensation Committee, of which Messrs. Sterman, Bogomolny and Little are members, determines who should receive stock options under the Company's stock plans (except for the 1989 Non-Employee Director Stock Option Plan) and also reviews and approves employee remuneration. The Audit Committee, which currently consists of Messrs. Gruverman, Sterman and Hooker, oversees the accounting and tax functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors. The Compensation Committee held one (1) meeting during fiscal 1995. The Audit Committee did not meet during fiscal 1995. Ratification of the full Board of Directors is required with respect to decisions taken by either committee.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth nominees to be elected at the Meeting and each executive officer named in the Summary Compensation Table set forth on page 5, the positions currently held by each such person with the Company and the number and percentage of outstanding shares of Common Stock beneficially owned by each such person and by all directors and executive officers as a group as of April 16, 1996.

                                                            AMOUNT AND NATURE
                               POSITIONS AND OFFICES          OF BENEFICIAL        PERCENT
                                  WITH THE COMPANY           OWNERSHIP(1)(2)       OF CLASS
                         ---------------------------------- -----------------      --------
Irwin J. Gruverman...... Chief Executive Officer,                770,555(3)(4)       15.2%
                          Chairman of the Board of
                          Directors and Secretary
Michael A. Lento........ President and Treasurer                  13,450(5)             *
Robert P. Bruno......... Vice-President Sales and Marketing            0                *
Robert L. Bogomolny..... Director                                 72,696(6)           1.4%
Marshall S. Sterman..... Director                                 44,384(7)(8)          *
Michael K. Hooker....... Director                                 38,075(9)             *
James N. Little......... Director                                  6,250(10)            *
All current directors
 and executive officers
 as a group (7
 persons)...............                                         945,410(3)(7)(11)  18.63%

- --------
 *Less than 1%.
 (1) Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.
 (2) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
 (3) Includes 472,805 shares owned jointly by Mr. Gruverman and his wife.
 (4) Includes options to purchase 113,750 shares, which were exercisable at April 16, 1996, or within 60 days thereafter.
 (5) Includes options to purchase 13,000 shares, which were exercisable at April 16, 1996, or within 60 days thereafter.
 (6) Includes options to purchase 35,875 shares, which were exercisable at April 16, 1996, or within 60 days thereafter.
 (7) Includes 2,509 shares owned by M.S. Sterman and Associates, Inc., of which Mr. Sterman is the sole stockholder. Also includes 500 shares owned by Mr. Sterman's wife.
 (8) Includes options to purchase 33,875 shares, which were exercisable at April 16, 1996, or within 60 days thereafter.
 (9) Includes options to purchase 37,875 shares, which were exercisable at April 16, 1996, or within 60 days thereafter.
(10) Includes options to purchase 6,250 shares, which were exercisable at April 16, 1996, or within 60 days thereafter.
(11) Includes options to purchase 240,625 shares, which options are held by directors or executive officers and were exercisable at April 16, 1996, or within 60 days thereafter.

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth as to the nominees for election at the Meeting and for each executive officer: (i) name; (ii) age; and (iii) present position with the Company:

          NAME            AGE                       TITLE
          ----            ---                       -----
Irwin J. Gruverman....... 62  Chief Executive Officer, Chairman of the Board and
                               Secretary
Michael A. Lento......... 45  President and Treasurer
Robert L. Bogomolny...... 57  Director
Marshall S. Sterman...... 64  Director
Michael K. Hooker........ 50  Director
James N. Little.......... 55  Director

  IRWIN J. GRUVERMAN has been the Chief Executive Officer, Chairman of the Board of Directors and Secretary of the Company since its inception in 1983. Mr. Gruverman was also President of the Company from 1983 to February 1993. Mr. Gruverman has been the President of G&G Diagnostics Corp. and a general partner of G&G Diagnostics Limited Partnerships I, II & III since 1990. See "Related Transactions". Mr. Gruverman currently serves on the Board of Directors of the following public companies: North American Scientific, Inc.; In Vitro International, Inc.; FiberChem International, Inc. and Endogen, Inc.

  MICHAEL A. LENTO has been the President and Treasurer of the Company since September, 1995. From August 1994 until August 1995, Mr. Lento served as the Vice President of Marketing of the Company. From November 1993 until August 1994, Mr. Lento, on a consulting basis, acted as the manager of the Company's cooperative venture with Catalytica. From 1992 until October 1993, Mr. Lento was the Chief Executive Officer of Medical & Scientific Enterprises, Inc., a developer and manufacturer of medical scanning and imaging equipment. In 1991, Mr. Lento served as a management consultant in the technology business development field.

  ROBERT L. BOGOMOLNY has been a director of the Company since its inception in 1983. Mr. Bogomolny has been the Senior Vice President, General Counsel and Corporate Secretary of G.D. Searle & Co., a subsidiary of Monsanto, since 1987.

  MARSHALL S. STERMAN has been a director of the Company since 1986. Since 1986, Mr. Sterman has been the President of the Mayflower Group, Ltd., a Boston based merchant banking firm with a variety of investment interests. Mr. Sterman is a director of Epigen, Inc., U.S. Lan Systems Corporation, the Standish Care Company and KTI, Inc., all publicly held companies. Mr. Sterman is also a director and an executive officer of (i) Las Colinas Retirement Center, Inc. ("Las Colinas"), and (ii) Skyland Golf Resorts, Inc. ("Skyland"). Both Las Colinas and Skyland have filed for bankruptcy protection within the last five years. The Las Colinas bankruptcy proceeding was brought in the U.S. Bankruptcy Court for the District of New Mexico as a Chapter 11 reorganization on February 28, 1992 and has since been completed. Skyland filed a petition for Chapter 11 reorganization in the U.S. Bankruptcy Court for the District of Colorado on or about February 8, 1992, which proceeding has since been completed.

  MICHAEL K. HOOKER has been a director of the Company since 1988. Mr. Hooker is the Chancellor on the University of North Carolina at Chapel Hill. For the previous three years, Mr. Hooker was the President of the University of Massachusetts. Prior to 1992, he was the President of the University of Maryland, at Baltimore County.

  JAMES N. LITTLE became a director of the Company on December 14, 1995. Since 1981, Mr. Little has been a Senior Vice President of Sales, Marketing and Business Development for Zymark Corporation, a manufacturer of scientific robotics equipment.

                            EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION SUMMARY TABLE

  The Summary Compensation table shows compensation information for (i) the Chief Executive Officer, and (ii) each other executive officer of the Corporation who earned more than $100,000 in salary and bonus in 1995 (together with the Chief Executive Officer, the "Named Executive Officers") for services rendered in all capacities during the three fiscal years most recently ended.

                          SUMMARY COMPENSATION TABLE

                                                                   LONG TERM
                                            ANNUAL COMPENSATION COMPENSATION(2)
                                            ------------------- ---------------
        NAME AND PRINCIPAL POSITION(1)      YEAR SALARY  BONUS   STOCK OPTIONS
        ------------------------------      ---- ------- ------ ---------------
   Irwin J. Gruverman...................... 1995 $76,000      0      75,000
    Chief Executive Officer, Chairman of    1994 100,000      0      25,000
    the Board of Directors and Secretary    1993  50,000 12,500      25,000
   Michael A. Lento........................ 1995  91,227      0     180,000

- --------
(1) In July 1995, the Company and Michael T. Rumley, the Company's former President and Treasurer, agreed to terminate Mr. Rumley's employment. Mr. Rumley was also a Director of the Company. In connection with the termination of Mr. Rumley's employment, the Company entered into an Agreement (the "Rumley Agreement") with Mr. Rumley that provides for certain payments and other benefits to him. Under the Rumley Agreement, the Company agreed to pay Mr. Rumley (i) $4,460.50 on a bi-weekly basis until January 28, 1996, (ii) $2,973.66 thereafter on a bi-weekly basis until the earlier of July 28, 1996 or the day on which Mr. Rumley becomes employed, and (iii) $446.05 thereafter on a bi-weekly basis until July 28, 1996. The Company also agreed to endeavor to facilitate the sale of Mr. Rumley's exercisable stock options. Mr. Rumley received a salary of $113,859, $128,859 and $71,864, a bonus of $12,500, $0 and $0, and stock options of 25,000, 25,000 and 0 in 1993, 1994 and 1995, respectively. In 1995, Mr. Rumley received $64,009 in other compensation, which reflects compensation paid pursuant to the Rumley Agreement.
(2) The Corporation did not grant any restricted stock awards or stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal years 1994 or 1995.

OPTIONS

  The following table shows information regarding grants of stock options during the fiscal year ended December 31, 1995 to the Named Executive Officers. The Company did not grant any stock appreciation rights in fiscal 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                                    --------------------------------------------
                                                PERCENT OF
                                               TOTAL OPTIONS
                                                GRANTED TO
                                     OPTIONS   EMPLOYEES TO  EXERCISE EXPIRATION
                 NAME               GRANTED(1)  FISCAL YEAR   PRICE      DATE
                 ----               ---------- ------------- -------- ----------
   Irwin J. Gruverman..............   75,000       29.2%       1.93    12/15/05
   Michael A. Lento................  180,000       70.2%       1.75    12/15/05

- --------
(1) Mr. Lento's and Mr. Gruverman's stock options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. These stock options were granted pursuant to the Company's 1988 Stock Option Plan. The stock options vest ratably over four years from date of grant. Mr. Rumley was not granted a stock option in fiscal 1995.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table summarizes for each of the Named Executive Officers the number of stock options, if any, exercised during the fiscal year ended December 31, 1995, the aggregate dollar value realized upon exercise, the total number of unexercised options held at December 31, 1995 and the aggregate dollar value of in-the-money, unexercised options held at December 31, 1995. None of the Named Executive Officers exercised or held any stock appreciation rights. The value of unexercised in-the-money options at the fiscal year end is the difference between the exercise price and the fair market value of the underlying stock on December 31, 1995, the last business day of the fiscal year. The closing price of the Company's Common Stock on the Nasdaq National Market on such date was $1.94.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND DECEMBER 31, 1995 OPTION VALUES

                                                                 VALUE OF
                                              NUMBER OF         UNEXERCISED
                                             UNEXERCISED       IN-THE-MONEY
                        SHARES                OPTIONS AT        OPTIONS AT
                       ACQUIRED            FISCAL YEAR END  FISCAL YEAR END(1)
                      UPON OPTION  VALUE   ---------------- --------------------
        NAME           EXERCISE   REALIZED VESTED  UNVESTED  VESTED   UNVESTED
        ----          ----------- -------- ------- -------- --------- ----------
Irwin J. Gruverman...       0       $ 0    113,750 121,250  $ 145,437 $ 105,687
Michael A. Lento.....       0       $ 0     13,000 208,000  $  44,130 $  56,510

- --------
(1) These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of sale of any shares acquired upon exercise of the option. Mr. Rumley did not exercise any options in 1995 and held vested options to purchase 84,250 shares of Common Stock, valued at $96,305, and no unvested options at the end of 1995.

RELATED TRANSACTIONS

  The Company and G&G Diagnostics Corporation ("G&G"), a corporation of which Mr. Gruverman is the President, sole employee and sole stockholder, have entered into an agreement whereby G&G leases space from, and makes payments to, the Company for rent and direct expenses based on quarterly invoices provided by the Company. The total amount paid to the Company by G&G for reimbursement of expenses in 1995 was approximately $31,155. In addition, in 1995 the Company paid G&G $53,478 for legal services that were provided to the Company by a consultant hired by G&G.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and person who own more than ten percent of the Company's Common Stock ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of the copies of such forms received by the Company and on written representations from certain Reporting Persons, the Company believes that during the year ended December 31, 1995, all filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met.

                            AMENDMENT OF 1989 PLAN

  The Microfluidics International Corporation 1989 Non-Employee Director Stock Option Plan (the "1989 Plan") was approved by the Company's Board of Directors and stockholders in 1989. The 1989 Plan provides for the automatic grant of non-qualified options to non-employee directors of the Company. The purpose of the 1989 Plan includes providing an incentive to obtain and retain services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors.

PROPOSED AMENDMENTS OF THE 1989 PLAN

  The 1989 Plan limits the number of shares of Common Stock that may be issued pursuant to options granted under the Plan to 240,000 shares. Authorized and unissued shares or treasury shares or both, are available for grant under the 1989 Plan. Since December 14, 1995, 5,000 shares of Common Stock remain eligible for grant under the 1989 Plan; as of such date, options to purchase 137,500 shares of Common Stock were outstanding under the 1989 Plan and 97,500 shares of Common Stock had been purchased pursuant to the exercise of options granted under the Plan. As discussed below, on January 2 of each year the 1989 Plan automatically grants options to purchase 7,500 shares of Common Stock to each non-employee director. Because there were only 5,000 shares available under the 1989 Plan, the Company was unable to grant these annual options to each of the four non-employee directors on January 2, 1996. The Board of Directors of the Company has adopted amendments to the 1989 Plan, subject to the approval of such amendments by the Company's shareholders at this Meeting
(i) to increase the authorized amount of shares of Common Stock issuable under the 1989 Plan to 500,000 shares, and (ii) to grant options to purchase 7,500 shares of Common Stock to each of the four non-employee directors on June 11, 1996.

ADMINISTRATION OF THE PLAN

  The 1989 Plan is administered by the Board of Directors. Subject to the provisions of the 1989 Plan, the Board of Directors may make interpretations and prescribe, amend and rescind rules and regulations and make all of the determinations for the administration of the 1989 Plan. However, as described below, stock option grants are automatic and therefore, the Board of Directors has no discretion to determine the directors who may receive stock options or any of the terms of the stock option grants.

OPTIONS

  Stock options are granted under the 1989 Plan only to directors of the Company who are not employees. As of the date of this Proxy Statement, there are four non-employee directors, Messrs. Bogomolny, Sterman, Hooker and Little.

  Any non-employee director joining the Board of Directors will automatically receive an option for 25,000 shares on the date of his or her appointment. Each non-employee director also receives additional automatic grants of options to purchase 7,500 shares on January 2 of each year. The exercise price of each option under the 1989 Plan is equal to the fair market value of a share of Common Stock on the date of grant. As of April 16, 1996, the market value of the Common Stock, based on the closing price of such Common Stock as quoted on the Nasdaq Stock Market, was $1.63 per share.

  Each option has a term of five (5) years from the date of grant. Options vest over three years as follows, 25% of the shares subject to the option vest six months and one day after the date of grant and 25% of the shares subject to the option vest on each of the next three anniversary dates of the grant. An option is not transferable by the option holder except by will or by the laws of descent and distribution. No option may be exercised more than 10 days following termination of service as a director, unless the termination is due to death or disability, in which case the option is exercisable for a maximum of 360 and 180 days, respectively, after such termination.

  The 1989 Plan provides that the date on which an option may be exercised will be accelerated in the event of (a) a dissolution or liquidation of the Company, (b) certain mergers or consolidations of the Company, or (c) a transaction in which the beneficial ownership or control of the Company is or may be changed such that one or more persons or entitles (other than persons or entities who beneficially owned more than twenty percent (20%) of the outstanding shares of Common Stock of the Company on January 1, 1989) obtains beneficial ownership or control of more than thirty-five percent (35%) of the combined voting power of the Company.

TERM AND AMENDMENT OF THE 1989 PLAN

  Unless sooner terminated, the 1989 Plan will remain in effect until all shares have been issued upon the exercise of stock options or until all options expire. The Board of Directors may, from time to time, amend the 1989 Plan. However, without the prior approval of the shareholders, no such amendment may affect the 1989 Plan such that shareholder approval would be required in order to ensure compliance with Rule 16b-3 of the Securities and Exchange Commission.

OPTIONS GRANTED

  The following persons have been granted options to purchase the following amounts of Common Stock under the 1989 Plan (97,500 shares have been exercised):

      PERSON                                                             OPTIONS
      ------                                                             -------
   Robert L. Bogomolny.................................................. 70,000
   Marshall S. Sterman.................................................. 70,000
   Michael K. Hooker.................................................... 70,000
   James N. Little...................................................... 25,000

FEDERAL INCOME TAX CONSEQUENCES

  The grant of a non-qualified stock option is not a taxable event to the grantee. The difference between the exercise price and the fair market value of the shares on the date of exercise of a non-qualified stock option is taxable as ordinary income to the grantee at the time of exercise. Such amount is subject to withholding of federal income tax. If, however, the grantee is subject to Section 16(b) of the Securities Exchange Act of 1934, such amount will normally be measured and taxed to the grantee at a date six months following the date of exercise unless the grantee elects to be taxed at the time of exercise. Gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option will be eligible for capital gain or loss treatment (long-term or short-term, as the case may be). For this purpose, such stock has a basis equal to the option exercise price plus the amount, if any, included in income by the grantee. In general, the Company will be entitled to an income tax deduction in the same amount and at the same date as the grantee recognizes ordinary income. If a grantee pays all or part of the exercise price by surrendering previously acquired shares, the foregoing tax consequences may be modified.

  The Board of Directors recommends a vote FOR the amendments to the 1989
Plan.

                     RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors has selected the firm of Coopers & Lybrand L.L.P., independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1996. Coopers & Lybrand L.L.P. has served as the Company's auditors since 1983. The Board of Directors recommends a vote FOR the ratification of this selection.

  It is expected that a member of the firm of Coopers & Lybrand L.L.P. will be present at the Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                               VOTING PROCEDURES

  The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

  For all matters being submitted to stockholders at this Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against the matter. Shares subject to broker "non-votes" are not considered to have been voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                                OTHER BUSINESS

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                             SHAREHOLDER PROPOSALS

  If a shareholder desires to present a proposal for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the next annual meeting of the Company, such shareholder must submit such proposal in writing to the Company at the Company's principal executive offices not later than January 2, 1997. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested.

                           EXPENSES AND SOLICITATION

  The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some shareholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of the nominee. The Company will reimburse any such persons for their reasonable out-of-pocket expenses.

                                  DETACH HERE



                    MICROFLUIDICS INTERNATIONAL CORPORATION

              Proxy for Special Meeting in Lieu of Annual Meeting
                        of Shareholders, June 11, 1996

P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O         The undersigned hereby appoints Irwin J. Gruverman and Michael A.
X    Lento, and each of them, with full power of substitution to vote all shares
Y of stock of MICROFLUIDICS INTERNATIONAL CORPORATION (the "Company") which the undersigned is entitled to vote at the Special Meeting in Lieu of Annual Meeting of Shareholders of the Company to be held on Tuesday, June 11, 1996, at 10:00 a.m. local time, at the offices of the Company, 30 Ossipee Road, Newton, Massachusetts 02164, and at any adjournment thereof, upon matters set forth in the Notice of Special Meeting in Lieu of Annual Meeting and Proxy Statement dated May 1, 1996, a copy of which has been received by the undersigned.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEES, OR ANY NOMINEE FOR WHICH APPROVAL HAS NOT BEEN WITHHELD, IN FAVOR OF THE AMENDMENTS TO THE 1989 PLAN, AS DESCRIBED IN THE PROXY STATEMENT DATED MAY 1, 1996, AND IN FAVOR OF SELECTION OF COOPERS & LYBRAND LLP, AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING.                                   ----------------
                                                                   SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
                                                                ----------------

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN                                                            -----
    THIS EXAMPLE.                                                              |

    The Board of Directors recommends a vote FOR the following proposals:

    1. To elect a Board of Directors for the ensuing year except as marked to the contrary below:

    NOMINEES: Irwin J. Gruverman, Robert L. Bogomolny, Marshall S. Sterman, Michael K. Hooker and James N. Little

                     [_]     FOR       [_] WITHHELD
                             ALL           FROM ALL
                          NOMINEES         NOMINEES

                                                           MARK HERE    [_]
                                                          FOR ADDRESS
                                                           CHANGE AND
    [_]______________________________________              NOTE BELOW
       For all nominees except as noted above



                                                 FOR    AGAINST   ABSTAIN
    2. To amend the 1989 Non-Employee            [_]      [_]       [_]
       Director Stock Option Plan, as
       described in the Proxy Statement
       dated May 1.

                                                 FOR    AGAINST   ABSTAIN
    3. To ratify the selection of the            [_]      [_]       [_]
       firm of Coopers & Lybrand LLP
       as auditors for the Company
       for the fiscal year ending
       December 31, 1996.

    4. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Please sign your name exactly as it appears on your stock certificate, write in the date and return this proxy as soon as possible in the enclosed envelope. If the stock is registered in more than one name, each joint owner should sign. If signing as attorney, executor, trustee, administrator or guardian, please give full title as such. Only authorized officers should sign for a corporation.


Signature: ________________________ Date: ___________

Signature: ________________________ Date: ___________